ASSIGNMENT OF OIL, GAS & MINERAL LEASES

STATE OF KANSAS §
§
COUNTY OF OTTAWA §

KNOW ALL MEN BY THESE PRESENTS:

THAT, DALA PETROLEUM CORP., a Delaware Corporation, whose mailing address is 175 MAIN STREET, SUITE 1410, SALT LAKE CITY, UTAH, 84111, hereinafter referred to as "**Assignor,**" for One Hundred Dollars and No/100 ($100.00) cash, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby assign, grant, transfer, convey and deliver unto CHISHOLM PARTNERS II, LLC, a Louisiana Limited Liability Company, whose mailing address is 1010 10TH ST., GOLDEN, CO, 80401, hereinafter referred to as "**Assignee,**" all of Assignor's rights, title and interest in and to those certain Oil, Gas and Mineral Leases affecting those certain lands situated in Ottawa County, Kansas and more particularly described on Exhibit "A" attached hereto and made a part hereof, hereinafter referred to as "Said Leases."

TO HAVE AND TO HOLD unto said Assignee, subject to the following terms and provisions:

1. Assignor hereby binds itself to warrant and forever defend the title to Said Leases against all persons whomsoever claiming the same or any part thereof, by, through or under Assignor, but not otherwise.

2. All terms and provisions hereof shall be binding upon, and inure to the benefit of Assignor and Assignee, their heirs, successors and assigns.

3. This Assignment is made subject to the terms and provisions of Said Leases, and Assignee agrees to be bound thereby and to indemnify and hold Assignor harmless in connection with any and all obligations relative thereto, the same as though Assignee had originally been named as Lessee in Said Leases.

THUS DONE AND SIGNED on this 27 day of April, 2016, and is effective as of the effective date of each of the Said Leases subject to the terms hereof.

State of Kansas, Ottawa County
This instrument was filed for
Record on May 16, 2016 02:30:00 PM
Recorded in Book 243 Page 174-176
Fee: $37.00 201602978
Marilyn Heck
Marilyn Heck, Register of Deeds

REGISTER OF DEEDS KANSAS OTTAWA COUNTY

ASSIGNOR:

BY: ____________________

NAME: CLARENCE COTTMAN

TITLE: CHAIRMAN OF THE BOARD OF DIRECTORS

STATE OF COLORADO §
§
COUNTY OF JEFFERSON §

This instrument was acknowledged before me the undersigned authority on this the 27th day of April, 2016 by CLARENCE COTTMAN, as CHAIRMAN OF THE BOARD OF DIRECTORS of DALA PETROLEUM CORP., on behalf of said CORPORATION.

DAVID SCOTT PATTON
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID 20084022919
MY COMMISSION EXPIRES 07/03/2016

____
NOTARY PUBLIC

EXHIBIT "A"

Attached to and made part of that certain Assignment of Oil, Gas, & Mineral Leases dated April 27, 2016, by and between Dala Petroleum Corp., as Assignor, and Chisholm Partners II, LLC, as Assignee

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Leases in Ottawa County					
The Thomas L. Barrett Trust No. 1	Chisholm Partners II, LLC	11/10/11	212	124	All of Section 10, Township 12 South, Range 1 West, E/2 of Section 9, Township 12 South, Range 1 West, W/2 of Section 35, Township 12 South, Range 1 West, All that tract of land in the S/2 SW/4 of Section 31, containing 5.57 acres, more or less, SW/4 NE/4 and all that part of the W/2 SE/4 North of the Solomon River, all in Section 31, Township 12 South, Range 1 West, containing 100 acres, more or less, All that part of the N/2 SW/4 of Section 31, Township 12 South, Range 1 East, lying South and East of the Solomon River, containing 43 acres, more or less, All that part of the S/2 NW/4 of Section 31, Township 12 South, Range 1 West, lying and situated on the East and North of the Solomon River

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Leases in Ottawa County					
The Maureen T. Riordan Trust	Chisholm Partners II, LLC	12/19/11	213	372	SE/4 Section Thirty-four (34), Township Twelve (12) South, Range One (1) West of the 6th P.M., Ottawa County, Kansas, LESS a tract of land as follows: A parcel of land located in the Southeast Quarter of Section 34, Township 12 South, Range 1 West of the 6th P.M. in Ottawa County, Kansas, more particularly as follows: Commencing at the Southeast corner of said Southeast Quarter; thence on an assumed bearing of N 90 degrees 00'00"W along the South line of said Southeast Quarter, a distance of 1067.01 feet to the POINT OF BEGINNING of the parcel to be described; thence continuing N 90 degrees 00'00"W along said South line a distance of 150.87 feet; thence N 02 degrees 45'44"E a distance of 505.00 feet; N 87 degrees 37'39"W a distance of 196.48 feet; thence N 00 degrees 00'00"E a distance of 493.52 feet; thence S 88 degrees 18'25"E a distance of 270.53 feet; thence S 24 degrees 56'42" E a distance of 243.22 feet; thence S 10 degrees 12'06"W a distance of 152.44 feet; thence S 49 degrees 02'49"W a distance of 87.01 feet; thence S 05 degrees 27'39"W a distance of 480.34 feet; thence S 43 degrees 42'58"E a distance of 127.74 feet to the POINT OF BEGINNING.
David M. Janssen, et al	Chisholm Partners II, LLC	02/08/12	214	314	SE/4 of Section 26, NW/4 of Section 13, all in Township 12 South, Range 1 West
The Edith B. Heidrick Revocable Trust No. 1, et al	Chisholm Partners II, LLC	02/16/12	213	548	All that part of the NW/4 of Section 30, Township 12 South, Range 1 West, and all that part of the E/2 NE/4 of Section 25, Township 12 South, Range 2 West, lying North and East of the Union Pacific Railroad.
The Eldon and Darlene Janssen Revocable Trust	Chisholm Partners II, LLC	03/01/12	214	25	W/2 NW/ of Section 14, NE/4 & N/2 SE/4 of Section 27, N/2 NE/4, less tract, of Section 36, all in Township 12 South, Range 1 West